UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 10, 2012

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): (818) 407-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 10, 2012, Image Entertainment, Inc. (“Image”), RLJ Acquisition, Inc. (“RLJ”), RLJ Entertainment, Inc. (“RLJ Entertainment”), Acorn Media Group, Inc. (“Acorn”), and Peter Edwards, in his capacity as the Shareholder Representative (the “Shareholder Representative”) entered into a Joinder Agreement (the “Joinder Agreement”).  Pursuant to the Joinder Agreement, RLJ Entertainment became a party to, and agreed to be bound by the terms of (i) the Agreement and Plan of Merger, dated as of April 2, 2012, by and between RLJ and Image (the “Merger Agreement”), (ii) the Preferred Stock Purchase Agreement, dated as of April 2, 2012, by and among RLJ and the holders of the shares of Series B Preferred Stock of Image (the “Preferred Stock Purchase Agreement”), and (iii) the Stock Purchase Agreement, dated as of April 2, 2012, by and among RLJ, Acorn, the shareholders of Acorn and the Shareholder Representative (the “Stock Purchase Agreement” and, together with the Merger Agreement and Preferred Stock Purchase Agreement, the “Agreements”), as if RLJ Entertainment had been an original signatory and party to each of the Agreements.

A copy of the Joinder Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the Joinder Agreement filed with this Current Report on Form 8-K.

Copies of the Merger Agreement and the Preferred Stock Purchase Agreement are filed as Exhibits 2.1 and 10.1, respectively, to the Current Report on Form 8-K filed by Image with the Securities and Exchange Commission (the “SEC”) on April 6, 2012 (the “April 6, 2012 Form 8-K”), and are incorporated herein by reference. The descriptions of the Agreements included in the April 6, 2012 Form 8-K are qualified in their entirety by reference to the full text of the Agreements filed with the April 6, 2012 Form 8-K.

Item 8.01.	Other Events

On April 13, 2012, a Registration Statement on Form S-4 (which contains a preliminary joint proxy statement/prospectus) was filed by RLJ Entertainment, a wholly owned subsidiary of RLJ, in connection with the proposed business combination of RLJ, Image and Acorn, as contemplated by the Agreements.

The Registration Statement on Form S-4 (which contains a preliminary joint proxy statement/prospectus) may be found on the SEC’s website, which is located at http://www.sec.gov, under the name “RLJ Entertainment, Inc.” The information contained therein is subject, in its entirety, to completion or amendment as described therein.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by RLJ in presentations for certain of RLJ’s stockholders and other persons.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of RLJ, RLJ Entertainment, Image, Acorn and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the Preferred Stock Purchase Agreement or the Stock Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against RLJ, Image or others following announcement of the Merger Agreement, the Preferred Stock Purchase Agreement, the Stock Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of RLJ or Image; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement, the Preferred Stock Purchase Agreement and the Stock Purchase Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that Image or Acorn may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in filings with the SEC by RLJ, RLJ Entertainment or Image.

Readers are referred to the most recent reports filed with the SEC by RLJ and Image. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Image undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

On April 13, 2012, RLJ Entertainment filed with the SEC a Registration Statement on Form S-4 containing preliminary proxy statements of Image and RLJ and a prospectus of RLJ Entertainment regarding the proposed business combination.  This material is not a substitute for the final joint proxy statement/prospectus regarding the proposed business combination. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus, the final joint proxy statement/prospectus and any other relevant documents filed with the SEC when available carefully because they contain important information regarding RLJ, Image and Acorn, the proposed business combination and related matters.  The final joint proxy statement/prospectus will be mailed to stockholders of RLJ Acquisition, Inc. and Image Entertainment, Inc. Stockholders will also be able to obtain copies of the Registration Statement and the joint proxy statement/prospectus, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Dawn Martens, 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, (818) 407-9100, or info@image-entertainment.com.

Participants in the Business Combination

RLJ Entertainment, RLJ, Image and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of RLJ and Image in connection with the proposed business combination. Information regarding the officers and directors of RLJ is available in RLJ’s annual report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding the officers and directors of Image is available in Image’s annual report on Form 10-K/A for the year ended March 31, 2011, which has been filed with the SEC. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form S-4 filed with the SEC by RLJ Entertainment on April 13, 2012 (and will be included in the definitive joint proxy statement/prospectus for the proposed business combination when available).

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Merger Agreement, dated as of April 2, 2012, by and between RLJ Acquisition, Inc. and Image Entertainment, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Image Entertainment, Inc. with the SEC on April 6, 2012)

10.1
Joinder Agreement, dated as of April 10, 2012, by and among Image Entertainment, Inc., RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc. and Peter Edwards, in his capacity as the Shareholder Representative.

10.2
Preferred Stock Purchase Agreement, dated as of April 2, 2012, by and between RLJ Acquisition, Inc. and the holders of the shares of Series B Preferred Stock of Image Entertainment, Inc. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Image Entertainment, Inc. with the SEC on April 6, 2012)

99.1	Form of RLJ presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

	By:	/s/ John W. Hyde
		Name:	John W. Hyde
		Title:	Vice Chairman

Dated: April 13, 2012

INDEX TO EXHIBITS

2.1
Merger Agreement, dated as of April 2, 2012, by and between RLJ Acquisition, Inc. and Image Entertainment, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Image Entertainment, Inc. with the SEC on April 6, 2012)

10.1
Joinder Agreement, dated as of April 10, 2012, by and among Image Entertainment, Inc., RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc. and Peter Edwards, in his capacity as the Shareholder Representative.

10.2
Preferred Stock Purchase Agreement, dated as of April 2, 2012, by and between RLJ Acquisition, Inc. and the holders of the shares of Series B Preferred Stock of Image Entertainment, Inc. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Image Entertainment, Inc. with the SEC on April 6, 2012)

99.1	Form of RLJ presentation.